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                                                                    Exhibit 10.7

                             ANKER COAL GROUP, INC.
                        1997 OMNIBUS STOCK INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

      AGREEMENT, made effective as of _______________, 1998, by and between Anker Coal Group, Inc., a Delaware corporation ("Company"), and ________________ ("Award Recipient"):

      WHEREAS, the Company maintains the Anker Coal Group, Inc. 1997 Omnibus Stock Incentive Plan (the "Plan") under which the Company's President and Executive Vice President, with the approval of the Company's Board of Directors ("Board") may, among other things, award shares of the Company's Common Stock of $.01 par value ("Common Stock") to certain employees, subject to terms, conditions, or restrictions as the Board may deem appropriate; and

      WHEREAS, pursuant to the Plan, the Board has awarded to the Award Recipient a restricted stock award subject to this Agreement setting forth all the terms and conditions applicable to such award in accordance with Article IX of the Plan; and

      WHEREAS, the Award Recipient desires to accept said award in accordance with the terms and provisions of the Plan and this Agreement.

      NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the Company and Award Recipient agree as follows:

1. DEFINITIONS: Unless otherwise defined, capitalized terms used herein shall have the meanings given to them in the Plan.

2.    AWARD OF SHARES:

      Under the terms of the Plan, the Board has awarded to the Award Recipient, and has caused same to be recorded on the books of the Company, a restricted stock award as of ________________, 1998 ("Award Date"), of ________________ ( )
shares of Common Stock ("Award Shares") subject to the terms, conditions, and restrictions set forth in this Agreement and the Plan. The Fair Market Value of the Award Shares on such date was $__________ per share as determined pursuant to the terms of the Plan.

      The Award Recipient and the Company agree that the award of Restricted Stock hereunder is intended to comply with the exemption from registration provided by Rule 701 of the Securities Act of 1933, and each shall use his or its best efforts to comply with Rule 701.

3.    AWARD RESTRICTIONS:
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      The Award Shares shall be nontransferable and subject to forfeiture until such shares vest on the annual anniversary of the Award Date set forth below (hereinafter referred to as the "restriction period"); provided, however, that in order for such shares to vest, the Award Recipient shall have been in the continuous employ of the Company or an Affiliate from the Award Date through the specified anniversary of such Award Date:

Annual Anniversary of Award Date      Percent of Award Shares Vested
--------------------------------      ------------------------------
Sixth Anniversary                     100%

      Upon the vesting of Award Shares by virtue of the lapse of the restriction period set forth above or under Paragraph 5 of this Agreement, the Company shall deliver to the Award Recipient (or his estate, as may be applicable) a stock certificate covering the requisite number of vested shares registered on the Company's books in the name of the Award Recipient within 30 days after vesting. Any such stock certificate shall not include vested fractional shares. Upon receipt of such stock certificate, the Common Stock shall continue, to the extent provided herein, to be subject to the Company's call rights and right of first refusal as provided in Paragraphs 6 and 7 of this Agreement, as well as any applicable securities laws or regulations governing transferability of shares of the Company.

      During the restriction period, the Award Shares not already vested are not transferable by the Award Recipient by means of sale, assignment, exchange, pledge, hypothecation, or otherwise (other than by will or the laws of descent and distribution).

4.    STOCK CERTIFICATES:

      The stock certificate(s) evidencing the Award Shares shall be registered on the Company's books in the name of the Award Recipient as of the Award Date. Physical possession or custody of such stock certificate(s) shall be retained by the Company until such time as the shares are vested (i.e., the restriction period lapses). While in its possession, the Company reserves the right to place a legend on the stock certificate(s) restricting the transferability of such certificate(s) and referring to the terms and conditions (including forfeiture) approved by the Board and applicable to the shares represented by the certificate(s). The Award Recipient shall deliver to the Company a stock power, endorsed in blank, with respect to the Award Shares to be held by the Company during the restriction period.

      During the restriction period, except as otherwise provided in Paragraph 3 of this Agreement, the Award Recipient shall have the rights of a stockholder, including

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the rights to receive dividends and/or other distributions declared on the Award
Shares; provided, however, the Award Recipient must assign voting rights to the Company during such restriction period. The Award Recipient shall deliver to the Company an irrevocable proxy with respect to the Award Shares to be held by the Company during the restriction period.

5.    ACCELERATION OF VESTING:

      Unless the Award Shares have been earlier forfeited pursuant to the provisions of this Agreement, the vesting of the Award Shares granted hereunder shall be accelerated so that the Award Recipient shall become one hundred percent (100%) vested in the Award Shares upon the earlier to occur of: (i) the Award Recipient's termination of employment with the Company or an Affiliate on account of death, disability (as defined in the Company's long term disability plan) or normal retirement at age 65 or otherwise pursuant to the Company's policy, (ii) the Award Recipient's involuntary termination of employment with the Company or an Affiliate during the ninety (90)-day period immediately following the date the Company merges with another entity, (iii) the Award Recipient's voluntary termination of employment with the Company or an Affiliate at any time after the expiration of the one (1) year period immediately following the date the Company merges with another entity, or (iv) a Change of Control, as defined in the Plan.

      If the Award Recipient's employment with the Company or an Affiliate terminates for any other reason during the restriction period, the Award Shares shall be forfeited (subject to acceleration of vesting by the Board in its sole and absolute discretion). The Board shall have absolute discretion to determine whether an authorized leave of absence or absence on military or government service or otherwise shall constitute a termination of employment for purposes of this Agreement.

6.    COMPANY'S CALL RIGHTS:

      So long as the Common Stock is not publicly traded, the Company shall have the right to purchase, and the Award Recipient shall have the corresponding obligation to sell, upon delivery of written notice to the Award Recipient, any or all of the Award Recipient's shares of Common Stock then owned by the Award Recipient, whether or not vested, ownership of which shares was acquired pursuant to this Agreement. The purchase price of shares of Common Stock pursuant to this Paragraph 6 of the Agreement shall be the Fair Market Value of such shares of Common Stock as of the date the Company mails or otherwise delivers such written notice to the Award Recipient.

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      The provisions of this Paragraph 6 of the Agreement shall apply in the event of the Award Recipient's death, to the Award Recipient's executor, personal representative or the person to whom the Award Shares shall have been transferred by will or the laws of descent and distribution, as though such person is the Award Recipient.

7.    COMPANY'S RIGHT OF FIRST REFUSAL:

      So long as the Common Stock is not publicly traded, the Award Shares issued hereunder shall be subject to a right of first refusal pursuant to the terms and conditions set forth in the Plan.

8.    WITHHOLDING TAXES:

      The Company or any Affiliate shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Common Stock) due the Award Recipient the amount of any federal, state or local taxes required by law to be withheld as a result of the grant of the restricted stock award or the lapse of the restriction period in whole or in part; provided, however, that the value of the shares of Common Stock withheld may not exceed the statutory minimum withholding amount required by law. In lieu of such deduction, the Company may require the Award Recipient to make a cash payment to the Company or an Affiliate equal to the amount required to be withheld. If the Award Recipient does not make such payment when requested, the Company may refuse to issue any Common Stock certificate under this Agreement until arrangements satisfactory to the Board for such payment have been made.

9.    ADMINISTRATION:

      The Board shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration, interpretation and implementation of the Plan and this Agreement. All such Board determinations shall be final, conclusive, and binding upon the Company, the Award Recipient, and any and all interested parties.

10.   NO RIGHT TO CONTINUED EMPLOYMENT:

      Nothing in the Plan or this Agreement shall be construed as a contract of employment between the Company (or an Affiliate) and the Award Recipient, or as a contractual right of the Award Recipient to continued employment with the Company

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or an Affiliate, or as a limitation of the right of the Company or an Affiliate to terminate the Award Recipient's employment at any time.

11.   AMENDMENTS:

      This Agreement contains the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.

12.   FORCE AND EFFECT:

      This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between the Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern.

13.   PREVAILING LAWS:

      This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

14.   SUCCESSORS:

      This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

15.   REPRESENTATIONS AND WARRANTIES OF AWARD RECIPIENT:

      The Award Recipient (the "Undersigned") hereby represents and warrants to, and agrees with, the Company, as follows:

      (a) The Undersigned is acquiring the Award Shares and the Common Stock which may be issued by virtue of the lapse of the restrictions set forth herein (collectively, the "Shares") for the Undersigned's own account, for investment purposes only, not for the account of any other person, and not with a view to the distribution, assignment or resale of the Shares to others or to fractionalization in whole or in part. The Undersigned has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any state, on the ground that no distribution or public offering of the

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Shares is to be effected, and that in this connection, the Company is relying on the Undersigned's representations and agreements contained in this Agreement.

      (b) The Undersigned understands that the Undersigned must bear the economic risk of an investment in the Shares for an indefinite period of time because the Shares have not been registered under the Act or under any applicable state securities laws. In addition to the other restrictions on transfer set forth herein, the Undersigned agrees that the Undersigned will not offer, sell, pledge or otherwise dispose of the Shares except pursuant to (i) an effective registration statement under the Act and qualification under applicable state securities laws, or (ii) pursuant to an exemption from the registration requirements of the Act and applicable state securities laws.

      (c) The Undersigned understands that (i) the Shares are "restricted securities" as defined in Rule 144 under the Act; (ii) the provisions of Rule 144 are not presently available to permit resales of the Shares, and it is unlikely that the conditions necessary to permit sales under Rule 144 will ever be satisfied; (iii) even if Rule 144 should become available, routine sales made in reliance upon its provisions could be made only in limited amounts and in accordance with the terms of Rule 144; and (iv) the Company is under no obligation to register the Shares in a public offering or to comply with the conditions of Rule 144 or to take any other action necessary in order to make an exemption for the sale of the Shares without registration available.

      (d) The Undersigned understands and acknowledges that legal counsel for the Company does not represent the Undersigned in connection with the transactions contemplated in this Agreement. The Undersigned has carefully considered and to the extent the Undersigned believes such discussion necessary, discussed with the Undersigned's professional legal, tax, accounting and financial advisers, the suitability of an investment in the Company for the Undersigned's particular tax and financial situation. The Undersigned has determined that the Shares being acquired by the Undersigned are a suitable investment for the Undersigned.

      (e) The Undersigned has been given the opportunity to ask questions of, and receive answers from, the executive officers of the Company regarding the terms and conditions of the offering of the Shares and the Company. The Undersigned has been furnished with and has carefully reviewed the following documents concerning the Company: (i) the Plan, (ii) the Amended and Restated Certificate of Incorporation of the Company, including the Certificates of Designation of the Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock and Class D Preferred Stock, (iii) the First Restated and Amended Bylaws of the Company, (iv) audited financial statements of the Company for the period ended December 31, 1996, (v) Company-prepared

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balance sheet and income statement, for the period ended June 30, 1997, and (vi)
this Agreement and all documents delivered pursuant hereto, including the Irrevocable Proxy, Stock Power, Section 83(b) Election Form and Letter from the Company concerning the Section 83(b) election. In addition, the executive officers of the Company have made available to the Undersigned all other documents and information that the Undersigned has requested relating to an investment in the Company.

      (f) The Undersigned has adequate means of providing for his current needs and possible personal or family contingencies, and has no need for liquidity in his investment in the Shares. The Undersigned is financially able to bear the economic risk of this investment, and consequently, the Undersigned is able to hold the Shares for an indefinite period of time. The Undersigned understands that he may loose his entire investment in the Shares and the Undersigned has a sufficient net worth to bear the loss of the entire investment in the Shares in the event such loss should occur.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Award Recipient has hereunto set his hand on this ___ day of ____________, 1998.

                              ANKER COAL GROUP, INC.

                              By:______________________________________

                              Title:___________________________________

                              _________________________________________
                                          Award Recipient

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